(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
January 31, 2002


MuniHoldings
Fund II, Inc.


www.mlim.ml.com


MuniHoldings Fund II, Inc. seeks to provide shareholders with current income exempt from Federal income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIHOLDINGS FUND II, INC.


The Benefits and
Risks of
Leveraging


MuniHoldings Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniHoldings Fund II, Inc., January 31, 2002


DEAR SHAREHOLDER


For the six-month period ended January 31, 2002, the Common Stock of MuniHoldings Fund II, Inc. earned $0.416 per share income dividends, which included earned and unpaid dividends of $0.073. This represents a net annualized yield of 6.33%, based on a month-end per share net asset value of $13.05. Over the same period, the total investment return on the Fund's Common Stock was +0.40%, based on a change in per share net asset value from $13.42 to $13.05 and assuming reinvestment of $0.406 per share ordinary income dividends.

For the six-month period ended January 31, 2002, the Fund's Auction Market Preferred Stock had an average yield of 1.92% for Series A and 1.91% for Series B.


The Municipal Market Environment
Throughout most of the six-month period ended January 31, 2002, long-term fixed-income interest rates exhibited considerable volatility. During the period, long-term US Treasury bond yields registered slight declines while long-term municipal bond yields were largely unchanged. From early summer through early September 2001, fixed-income yields generally declined. Weak economic growth, exemplified by declines in industrial production and large losses in employment, easily outweighed modest strength in consumer confidence and spending. Consensus was that a meaningful US economic recovery was unlikely before early 2002. Consequently, US equity markets remained under pressure and fixed-income instruments benefited. By the end of August 2001, the Federal Reserve Board had lowered its target for short-term interest rates to 3.50%, cutting interest rates by 300 basis points (3.00%) during the first eight months of 2001.

By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. Immediately following the tragedy of the World Trade Center and Pentagon attacks, however, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product growth was reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the terrorist attacks, just prior to the reopening of the stock exchanges. This marked the eighth time in 2001 that the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities, promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped support higher bond prices as investors sought the safe haven of US Treasury obligations. At the end of October, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields declined to 4.87%, falling more than 50 basis points in October 2001. Despite additional decreases in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than had been expected earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose to approximately 5.45%.

During January 2002, economic indicators were mixed and fixed-income bond yields remained volatile. The January index of leading economic conditions rose for the third consecutive month signaling that US economic activity is likely to expand later this year. However, employment trends, especially in manufacturing, remained weak, suggesting that recent increases in consumer confidence and spending were fragile. In late January 2002, fourth quarter 2001 gross domestic product growth was initially estimated at 0.2%, reflecting only modest improvement of negative growth from the third quarter of 2001. At month end, the Federal Reserve Board ceased its aggressive series of interest rate reductions by maintaining its overnight interest rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, it was still possible that earlier economic weakness could return should consumer spending decline. At the end of January 2002, long-term US Treasury bond yields stood at 5.43%, a decline of approximately 10 basis points during the past six months.

The municipal bond market displayed a very similar pattern during the January period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields declined in conjunction with US Treasury bond yields for the remainder of the six-month period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October.
As measured by the Bond Buyer Revenue Bond Index, at the end of October 2001, long-term municipal bond yields stood at 5.23%, declining approximately 20 basis points during October.

Similar to its taxable counterpart, the long-term municipal bond market also was unable to maintain the improvements made in September and October 2001. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during the last three months of the period also put upward pressure on municipal bond yields. By the end of January 2002, long-term tax-exempt revenue bond yields rose to approximately 5.45%. During the last six months, tax-exempt bond yields rose less than five basis points.

Interest rates appear likely to remain near current levels in early 2002 as US economic conditions are expected to remain weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.



MuniHoldings Fund II, Inc., January 31, 2002


As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of 2001 can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.


Portfolio Strategy
During the six-month period ended January 31, 2002, our investment strategy continued to focus on seeking to enhance tax-exempt income, through the use of leverage, to the Fund's Common Stock shareholders. Over the past six months, we kept the Fund at a market neutral, fully invested position. This enabled the Fund to realize an attractive yield with a competitive total return. The Federal Reserve Board continued one of its more aggressive monetary easing initiatives, cutting short-term interest rates by 2% during the past six months, and 4.75% since the beginning of 2001. The Fund benefited from this in two ways. First, the lowering of short-term interest rates by the Federal Reserve Board enabled the Fund's yield to the Common Stock shareholders to rise because of a lower cost of funding the Fund's Auction Market Preferred Stock. Second, long-term interest rates declined in conjunction with short-term interest rates, helping the Fund to realize a significant price appreciation. However should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leverage.)

Also supporting a large portion of the Fund's performance were our holdings in inverse floaters, as two of our larger positions were refunded. In addition to the decline in municipal interest rates, credit spreads for health care issues and utilities continued to narrow for the past several months, while airline spreads widened. This further helped the Fund's performance as it was overweighted in the health care and utilities sectors and neutrally weighted in airline credits. We used this opportunity to increase the Fund's exposure to some of the higher-rated airline credits.

Going forward, we believe the Fund is well structured to provide current income as well as positioned for low volatility. At this time, we expect to maintain this strategy in the coming months.


In Conclusion
We appreciate your ongoing interest in MuniHoldings Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



March 6, 2002


PROXY RESULTS

During the six-month period ended January 31, 2002, MuniHoldings
Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on December 12, 2001. The description of the proposal and number of shares voted are as follows:


                                                                Shares Voted      Shares Withheld
                                                                    For             From Voting
1. To elect the Fund's Directors:    Terry K. Glenn              10,298,805           648,419
                                     Ronald W. Forbes            10,307,205           640,019
                                     Cynthia A. Montgomery       10,300,405           646,819
                                     Kevin A. Ryan               10,291,505           655,719
                                     Roscoe S. Suddarth          10,294,805           652,419
                                     Edward D. Zinbarg           10,295,805           651,419


During the six-month period ended January 31, 2002, MuniHoldings
Fund II, Inc.'s Preferred Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on December 12, 2001. The description of the proposal and number of shares voted is as follows:


                                                                   Shares Voted    Shares Withheld
                                                                       For           From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   Ronald W. Forbes, Cynthia A. Montgomery,
   Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth,
   Richard R. West and Edward D. Zinbarg as follows:
                                                            Series A    1,736            0

                                                            Series B    1,673            4



MuniHoldings Fund II, Inc., January 31, 2002


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                  S&P     Moody's    Face
STATE           Ratings   Ratings   Amount   Issue                                                                   Value
Alabama--1.8%     AAA      Aaa     $ 4,000   Jefferson County, Alabama, Sewer Revenue Bonds, Series D, 5.70%
                                             due 2/01/2018 (b)                                                     $  4,174

Arizona--6.3%     B+       Ba3         750   Apache County, Arizona, IDA, PCR, Refunding (Tucson Electric
                                             Power Co. Project), Series B, 5.875% due 3/01/2033                         703
                  NR*      Caa2      2,800   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                             (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023           1,028
                                             Phoenix, Arizona, IDA, M/F Housing Revenue Bonds (Bay Club
                                             Apartments Project)(g):
                  AAA      NR*         560     5.80% due 11/20/2021                                                     596
                  AAA      NR*         915     5.90% due 11/20/2031                                                     974
                  AAA      NR*       1,265     5.95% due 11/20/2036                                                   1,348
                  B+       Ba3       5,000   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                             (Tucson Electric Power Company Project), Series B, 6% due
                                             9/01/2029                                                                4,779
                                             Pima County, Arizona, IDA, M/F Housing Revenue Bonds
                                             (Columbus Village), Series A (g):
                  AAA      NR*         500     5.90% due 10/20/2021                                                     536
                  AAA      NR*         585     6% due 10/20/2031                                                        633
                  AAA      NR*         770     6.05% due 10/20/2041                                                     833
                  AAA      Aaa       1,500   Pima County, Arizona, Unified School District Number 012,
                                             Sunnyside, GO, Refunding, 5% due 7/01/2012 (c)                           1,577
                  NR*      NR*       1,560   Show Low, Arizona, Improvement District No. 5, Special
                                             Assessment Bonds, 6.375% due 1/01/2015                                   1,614

California--      AAA      Aaa       2,000   Benicia, California, Unified School District, GO, Refunding,
12.0%                                        Series A, 5.615%** due 8/01/2020 (b)                                       738
                  NR*      Aaa       5,000   California State, GO, Refunding, RIB, Series 475, 8.97% due
                                             9/01/2017 (d)(e)                                                         5,356
                  A+       A1        4,000   Chula Vista, California, IDR, Refunding (San Diego Gas &
                                             Electric Co.), AMT, Series A, 6.75% due 3/01/2023 (j)                    4,165
                                             Sacramento County, California, Sanitation District Financing
                                             Authority, Revenue Refunding Bonds (e):
                  AA       Aa3       3,000     RIB, Series 366, 10.22% due 12/01/2027                                 3,669
                  AA       Aa3       2,500     Trust Receipts, Class R, Series A, 11.875% due 12/01/2019              2,906
                                             San Marino, California, Unified School District, GO,
                                             Series A (d):
                  AAA      Aaa       1,820     5.50%** due 7/01/2017                                                    816
                  AAA      Aaa       1,945     5.55%** due 7/01/2018                                                    816
                  AAA      Aaa       2,070     5.60%** due 7/01/2019                                                    814
                  NR*      NR*       3,000   Santa Margarita, California, Water District, Special Tax
                                             Refunding Bonds (Community Facilities District No. 99),
                                             Series 1, 6.25% due 9/01/2029                                            3,076
                  AAA      Aaa       5,000   Tracy, California, Area Public Facilities Financing Agency,
                                             Special Tax Refunding Bonds (Community Facilities District
                                             Number 87-1), Series H, 5.875% due 10/01/2019 (d)                        5,472

Colorado--4.7%    NR*      NR*       1,890   Elk Valley, Colorado, Public Improvement Revenue Bonds
                                             (Public Improvement Fee), Series A, 7.10% due 9/01/2014                  1,847
                                             Interlocken Metropolitan District, Colorado, GO:
                  AA       NR*       1,250     Refunding and Improvement, Series B, 5.625% due 12/15/2016             1,305
                  AA       NR*       7,000     Refunding, Series A, 5.625% due 12/15/2016                             7,310
                  BB+      Ba1         400   Northwest Parkway, Colorado, Public Highway Authority Revenue
                                             Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                      407

Connecticut--     AAA      Aaa       2,470   Connecticut State, HFA, Revenue Bonds (Housing Mortgage
3.6%                                         Finance Program), Series C-1, 6% due 11/15/2028                          2,584
                  BBB-     Baa3      2,500   Connecticut State Health and Educational Facilities Authority,
                                             Revenue Refunding Bonds (University of Hartford), Series D,
                                             6.80% due 7/01/2022                                                      2,551
                  NR*      Baa3      2,200   Mashantucket Western Pequot Tribe, Connecticut, Special Revenue
                                             Refunding Bonds, Sub-Series A, 5.50% due 9/01/2028                       2,041
                                             Mohegan Tribe Indians, Connecticut, Gaming Authority, Public
                                             Improvement Revenue Refunding Bonds (Priority Distribution):
                  BBB-     NR*         715     6% due 1/01/2016                                                         708
                  BBB-     NR*         530     6.25% due 1/01/2031                                                      529

Florida--3.7%     AA-      A3        5,000   Broward County, Florida, Resource Recovery Revenue Refunding
                                             Bonds (Wheelabrator South Broward), Series A, 5.375% due
                                             12/01/2009                                                               5,259
                                             Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                             Bonds (National Gypsum), AMT:
                  NR*      NR*       1,250     Series A, 7.125% due 4/01/2030                                         1,018
                  NR*      NR*       2,250     Series B, 7.125% due 4/01/2030                                         1,833
                  A1       VMIG1++     400   Saint Lucie County, Florida, PCR, Refunding (Florida Power
                                             and Light Company Project), VRDN, 1.50% due 9/01/2028 (f)                  400

Georgia--0.5%     NR*      NR*       1,250   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic
                                             Station Project), 7.90% due 12/01/2024                                   1,219

Illinois--0.5%    A1       VMIG1++   1,200   Illinois Health Facilities Authority, Revenue Refunding
                                             Bonds (Resurrection Health Care), VRDN, Series A, 1.50%
                                             due 5/15/2029 (c)(f)                                                     1,200

Indiana--2.5%     NR*      NR*       2,595   Indiana State Educational Facilities Authority,
                                             Revenue Refunding Bonds (Saint Joseph's College Project),
                                             7% due 10/01/2029                                                        2,691
                  AAA      Aaa       2,955   Marion County, Indiana, Convention and Recreational Facilities
                                             Authority, Excise Tax, Lease Revenue Refunding Bonds, Series A,
                                             5.50% due 6/01/2016 (d)                                                  3,100

Kentucky--0.5%    NR*      NR*       1,165   Kenton County, Kentucky, Airport Board, Special Facilities
                                             Revenue Bonds (Mesaba Aviation Inc. Project), AMT, Series A,
                                             6.625% due 7/01/2019                                                     1,078

Maryland--3.1%    NR*      NR*       3,000   Maryland State Energy Financing Administration, Limited
                                             Obligation Revenue Bonds (Cogeneration-AES Warrior Run), AMT,
                                             7.40% due 9/01/2019                                                      3,135
                  A1+      VMIG1++   4,000   Maryland State Energy Financing Administration, Solid Waste
                                             Disposal Revenue Bonds (Cimenteries Project), AMT, VRDN, 1.55%
                                             due 5/01/2035 (f)                                                        4,000


Portfolio Abbreviations


To simplify the listings of MuniHoldings Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes



MuniHoldings Fund II, Inc., January 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                  S&P     Moody's    Face
STATE           Ratings   Ratings   Amount   Issue                                                                   Value
Massachusetts     BBB-     NR*     $ 1,000   Massachusetts State Development Finance Agency, Revenue
--3.4%                                       Refunding Bonds (Eastern Nazarine College), 5.625% due 4/01/2029      $    685
                  AAA      Aaa       6,770   Route 3 North Transit Improvement Association, Massachusetts,
                                             Lease Revenue Bonds, 5.75% due 6/15/2025 (d)                             7,123

Michigan--0.8%    BBB-     Baa3      2,000   Michigan State Hospital Finance Authority, Revenue Refunding
                                             Bonds (Detroit Medical Center Obligation Group), Series A,
                                             6.50% due 8/15/2018                                                      1,943

Minnesota--       A-       NR*       1,680   Minneapolis, Minnesota, Community Development Agency,
4.0%                                         Supported Development Revenue Refunding Bonds (Common
                                             Bond), Series G-3, 5.35% due 12/01/2021                                  1,656
                  NR*      Aa1       2,050   Robbinsdale, Minnesota, Independent School District Number 281,
                                             GO, 5.50% due 2/01/2017                                                  2,132
                                             Rockford, Minnesota, Independent School District Number 883,
                                             GO (c):
                  AAA      Aaa       2,870     5.60% due 2/01/2019                                                    3,001
                  AAA      Aaa       2,390     5.60% due 2/01/2020                                                    2,489

Mississippi--                                Mississippi Business Finance Corporation, Mississippi, PCR,
2.9%                                         Refunding (System Energy Resources Inc. Project):
                  BBB-     Ba1       5,000     5.875% due 4/01/2022                                                   4,797
                  BBB-     Ba1       2,050     5.90% due 5/01/2022                                                    1,973

Missouri--1.8%                               Fenton, Missouri, Tax Increment Revenue Refunding and
                                             Improvement Bonds (Gravois Bluffs):
                  NR*      NR*       1,515     6.75% due 10/01/2015                                                   1,571
                  NR*      NR*       1,000     7% due 10/01/2021                                                      1,044
                  AAA      Aaa       1,500   Missouri State Environmental Improvement and Energy Resource
                                             Authority, PCR, Refunding (Association of Electric Cooperatives),
                                             5.50% due 12/01/2013 (a)                                                 1,579

New Jersey--                                 New Jersey EDA, Retirement Community Revenue Bonds, Series A:
1.3%              NR*      NR*       1,000     (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031                971
                  NR*      NR*       2,000     (Seabrook Village Inc.), 8.125% due 11/15/2023                         2,095

New Mexico--      NR*      Baa3      5,000   Farmington, New Mexico, PCR, Refunding (Public Service
2.1%                                         Company-San Juan Project), Series A, 5.80% due 4/01/2022                 4,855

New York--        NR*      Aaa       7,860   New York City, New York, City Municipal Water Finance
5.8%                                         Authority, Water and Sewer System Revenue Bonds, RITR,
                                             Series 11, 10.17% due 6/15/2026 (c)(e)                                   9,733
                  AAA      Aaa       3,500   New York State Dormitory Authority, Mental Health Services
                                             Facilities Improvement Revenue Bonds, Series B, 5.75% due
                                             2/15/2020 (d)                                                            3,681

North Carolina    AAA      Aaa       3,000   Charlotte, North Carolina, Airport Revenue Bonds, AMT,
--3.2%                                       Series B, 6% due 7/01/2016 (d)                                           3,207
                  BBB      Baa3      2,000   North Carolina Eastern Municipal Power Agency, Power System
                                             Revenue Bonds, Series D, 6.75% due 1/01/2026                             2,108
                  NR*      NR*       2,000   North Carolina Medical Care Commission, Health Care Facilities,
                                             First Mortgage Revenue Refunding Bonds (Presbyterian Homes
                                             Project), 7% due 10/01/2031                                              2,084

Ohio--5.3%        BB-      B3        2,700   Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                             (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019           1,953
                  AAA      Aaa      10,000   Ohio State Air Quality Development Authority, Revenue
                                             Refunding Bonds (Dayton Power & Light Company), Series B,
                                             6.40% due 8/15/2027 (d)                                                 10,396

Pennsylvania      NR*      NR*       2,500   Pennsylvania Economic Development Financing Authority, Exempt
--2.1%                                       Facilities Revenue Bonds (National Gypsum Company), AMT,
                                             Series A, 6.25% due 11/01/2027                                           1,819
                  NR*      NR*       1,000   Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                             Commercial Development (Doubletree), Series A, 6.50%
                                             due 10/01/2027                                                             995
                  A-       NR*       2,000   Sayre, Pennsylvania, Health Care Facilities Authority
                                             Revenue Bonds (Guthrie Health), Series A, 5.875% due 12/01/2031          1,975

Rhode Island      AAA      Aaa       1,000   Providence, Rhode Island, Public Building Authority, General
--0.5%                                       Revenue Bonds, Series A, 5.60% due 12/15/2013 (c)                        1,088

South Carolina    BBB      NR*       2,000   South Carolina Jobs, EDA, Economic Development Revenue Bonds
--1.6%                                       (Westminster Presbyterian Center), 7.75% due 11/15/2030                  2,211
                  BBB-     NR*       1,500   South Carolina Jobs, EDA, Revenue Bonds (Myrtle Beach
                                             Convention Center), Series A, 6.625% due 4/01/2036                       1,493

Tennessee--0.9%   NR*      NR*       2,200   Hardeman County, Tennessee, Correctional Facilities
                                             Corporation Revenue Bonds, Series B, 7.375% due 8/01/2017                2,070

Texas--5.8%       BBB-     Baa3      2,665   Austin, Texas, Convention Center Revenue Bonds (Convention
                                             Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028             2,690
                  BB       B1        1,155   Dallas-Fort Worth, Texas, International Airport Facility
                                             Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                             6% due 11/01/2014                                                          931
                  BBB-     Baa2      2,000   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                             Semiconductor), AMT, 6.95% due 4/01/2030                                 2,082
                  NR*      Aaa       1,400   Pasadena, Texas, Independent School District, GO, Series A,
                                             5.50% due 2/15/2018                                                      1,453
                  AAA      Aaa       6,370   Texas State Department of Housing and Community Affairs,
                                             Residential Mortgage Revenue Refunding Bonds, AMT, Series B,
                                             5% due 7/01/2016 (h)                                                     6,248

Virginia--15.4%   NR*      NR*       3,950   Dulles Town Center, Virginia, Community Development Authority,
                                             Special Assessment Tax (Dulles Town Center Project), 6.25%
                                             due 3/01/2026                                                            3,854
                  AAA      Aaa      10,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                             Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)                 11,305
                  AAA      Aaa       2,450   Metropolitan Washington D.C., Airports Authority, Virginia
                                             General Airport Revenue Bonds, AMT, Series A, 6.625% due
                                             10/01/2019 (d)                                                           2,566
                  NR*      NR*       2,500   Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                             (Port Facility-Zeigler Coal), 6.90% due 5/02/2022 (i)                    1,394
                                             Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                             Bonds:
                  NR*      Ba1       6,200     First Tier, Sub-Series C, 6.25%** due 8/15/2030                          325
                  BBB-     Baa3     18,400     Senior-Series B, 5.90%** due 8/15/2030                                 1,452
                  BBB-     Baa3     30,000     Senior-Series B, 5.95%** due 8/15/2033                                 1,812
                                             Virginia State, HDA, Commonwealth Mortgage Revenue Bonds:
                  AA+      Aa1       2,430     AMT, Series A, Sub-Series A-2, 5.65% due 7/01/2011                     2,576
                  AA+      Aa1       2,615     AMT, Series A, Sub-Series A-2, 5.70% due 7/01/2012                     2,775
                  AAA      Aaa       3,000     Series J, Sub-Series J-1, 5.20% due 7/01/2019 (d)                      3,020
                  AA+      Aa1       1,095   Virginia State, HDA, Rental Housing Revenue Bonds, AMT,
                                             Series B, 5.625% due 8/01/2011                                           1,145
                  AA+      Aa1       3,200   Virginia State, HDA Revenue Bonds, AMT, Series D, 6% due
                                             4/01/2024                                                                3,330


MuniHoldings Fund II, Inc., January 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                  S&P     Moody's    Face
STATE           Ratings   Ratings   Amount   Issue                                                                   Value
Washington--      AAA      Aaa     $ 5,400   Energy Northwest, Washington, Electric Revenue Refunding
3.2%                                         Bonds (Columbia Generating), Series A, 5.50% due 7/01/2017 (c)        $  5,639
                  NR*      NR*       2,000   Port Seattle, Washington, Special Facilities Revenue Bonds
                                             (Northwest Airlines Project), AMT, 7.25% due 4/01/2030                   1,631

                  Total Investments (Cost--$232,666)--99.3%                                                         229,793
                  Other Assets Less Liabilities--0.7%                                                                 1,724
                                                                                                                   --------
                  Net Assets--100.0%                                                                               $231,517
                                                                                                                   ========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(g)GNMA Collateralized.
(h)FNMA/GNMA Collateralized.
(i)Non-income producing security.
(j)Floating rate note.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.



Quality Profile


The quality ratings of securities in the Fund as of January 31, 2002 were as follows:


                                  Percent of
S&P Rating/Moody's Rating         Net Assets

AAA/Aaa                              44.5%
AA/Aa                                14.0
A/A                                   3.4
BBB/Baa                              14.7
BB/Ba                                 3.9
CCC/Caa                               0.4
NR (Not Rated)                       16.0
Other*                                2.4

*Temporary investments in short-term municipal securities.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                As of January 31, 2002
Assets:         Investments, at value (identified cost--$232,665,707)                                         $ 229,792,559
                Cash                                                                                                 31,648
                Interest receivable                                                                               3,931,969
                Prepaid expenses                                                                                      1,116
                                                                                                              -------------
                Total assets                                                                                    233,757,292
                                                                                                              -------------

Liabilities:    Payables:
                   Securities purchased                                                     $   1,973,899
                   Dividends to shareholders                                                      127,143
                   Investment adviser                                                             111,292         2,212,334
                                                                                            -------------
                Accrued expenses                                                                                     28,194
                                                                                                              -------------
                Total liabilities                                                                                 2,240,528
                                                                                                              -------------

Net Assets:     Net assets                                                                                    $ 231,516,764
                                                                                                              =============

Capital:        Capital Stock (200,000,000 shares authorized):
                   Preferred Stock, par value $.10 per share (3,480 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference)                         $ 87,000,000
                   Common Stock, par value $.10 per share (11,073,334 shares issued
                   and outstanding)                                                         $   1,107,333
                Paid-in capital in excess of par                                              163,858,315
                Undistributed investment income--net                                            1,883,488
                Accumulated realized capital losses on investments--net                      (19,459,224)
                Unrealized depreciation on investments--net                                   (2,873,148)
                                                                                            -------------
                Total--Equivalent to $13.05 net asset value per share of
                Common Stock (market price--$12.62)                                                             144,516,764
                                                                                                              -------------
                Total capital                                                                                 $ 231,516,764
                                                                                                              =============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MuniHoldings Fund II, Inc., January 31, 2002


STATEMENT OF OPERATIONS


                For the Six Months Ended January 31, 2002
Investment      Interest                                                                                      $   6,996,709
Income:

Expenses:       Investment advisory fees                                                    $     652,644
                Commission fees                                                                   110,130
                Accounting services                                                                52,609
                Professional fees                                                                  44,166
                Transfer agent fees                                                                21,398
                Listing fees                                                                       17,460
                Directors' fees and expenses                                                       15,102
                Printing and shareholder reports                                                   11,983
                Custodian fees                                                                      9,057
                Pricing fees                                                                        7,213
                Other                                                                              11,966
                                                                                            -------------
                Total expenses                                                                                      953,728
                                                                                                              -------------
                Investment income--net                                                                            6,042,981
                                                                                                              -------------

Realized &      Realized gain on investments--net                                                                 1,087,807
Unrealized      Change in unrealized appreciation/depreciation on investments--net                              (5,890,483)
Gain (Loss)on                                                                                                 -------------
Investments--   Net Increase in Net Assets Resulting from Operations                                          $   1,240,305
Net:                                                                                                          =============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                             January 31,          July 31,
                Increase (Decrease) in Net Assets:                                               2002               2001
Operations:     Investment income--net                                                      $   6,042,981     $  11,755,144
                Realized gain on investments--net                                               1,087,807         1,310,804
                Change in unrealized appreciation/depreciation on investments--net            (5,890,483)         9,259,502
                                                                                            -------------     -------------
                Net increase in net assets resulting from operations                            1,240,305        22,325,450
                                                                                            -------------     -------------

Dividends to    Investment income--net:
Shareholders:      Common Stock                                                               (4,500,424)       (8,399,345)
                   Preferred Stock                                                              (840,768)       (3,126,989)
                                                                                            -------------     -------------
                Net decrease in net assets resulting from dividends to shareholders           (5,341,192)      (11,526,334)
                                                                                            -------------     -------------
Net Assets:     Total increase (decrease)in net assets                                        (4,100,887)        10,799,116
                Beginning of period                                                           235,617,651       224,818,535
                                                                                            -------------     -------------
                End of period*                                                              $ 231,516,764     $ 235,617,651
                                                                                            =============     =============

                *Undistributed investment income--net                                       $   1,883,488     $   1,101,837
                                                                                            =============     =============

See Notes to Financial Statements.


MuniHoldings Fund II, Inc., January 31, 2002


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information                           For the Six                                     For the Period
provided in the financial statements.                        Months Ended                                   Feb. 27, 1998++
                                                             January 31,     For the Year Ended July 31,      to July 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999       1998
Per Share       Net asset value, beginning of period          $   13.42    $   12.45    $   14.16    $   15.01    $   15.00
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .55         1.06         1.08         1.11          .47
                Realized and unrealized gain (loss)
                on investments--net                               (.43)          .95       (1.67)        (.88)          .04
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .12         2.01        (.59)          .23          .51
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions to
                Common Stock shareholders:
                   Investment income--net                         (.41)        (.76)        (.82)        (.83)        (.29)
                   In excess of realized gain on
                   investments--net                                  --           --        (.01)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions to
                Common Stock shareholders                         (.41)        (.76)        (.83)        (.83)        (.29)
                                                              ---------    ---------    ---------    ---------    ---------
                Capital charge resulting from issuance
                of Common Stock                                      --           --           --           --        (.03)
                                                              ---------    ---------    ---------    ---------    ---------
                Effect of Preferred Stock:
                   Dividends and distributions to
                   Preferred Stock shareholders:
                      Investment income--net                      (.08)        (.28)        (.29)        (.25)        (.10)
                      In excess of realized gain on
                      investments--net                               --           --       --++++           --           --
                Capital charge resulting from
                issuance of Preferred Stock                          --           --           --           --        (.08)
                                                              ---------    ---------    ---------    ---------    ---------
                Total effect of Preferred Stock                   (.08)        (.28)        (.29)        (.25)        (.18)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   13.05    $   13.42    $   12.45    $   14.16    $   15.01
                                                              =========    =========    =========    =========    =========
                Market price per share, end of period         $   12.62    $   12.35    $ 11.4375    $ 12.9375    $   14.25
                                                              =========    =========    =========    =========    =========

Total           Based on market price per share                5.50%+++       15.06%      (4.93%)      (3.79%)   (3.14%)+++
Investment                                                    =========    =========    =========    =========    =========
Return:**       Based on net asset value per share             0.40%+++       14.86%      (5.44%)       (.03%)     2.03%+++
                                                              =========    =========    =========    =========    =========

Ratios Based    Total expenses, net of reimbursement***          1.27%*        1.28%        1.32%        1.11%        .45%*
on Average Net                                                =========    =========    =========    =========    =========
Assets Of       Total expenses***                                1.27%*        1.28%        1.32%        1.14%       1.04%*
Common Stock:                                                 =========    =========    =========    =========    =========
                Total investment income--net***                  8.07%*        8.29%        8.71%        7.35%       7.66%*
                                                              =========    =========    =========    =========    =========
                Amount of dividends to Preferred
                Stock shareholders                               1.12%*        2.20%        2.34%        1.66%       1.69%*
                                                              =========    =========    =========    =========    =========
                Investment income--net, to Common
                Stock shareholders                               6.95%*        6.09%        6.36%        5.68%       5.96%*
                                                              =========    =========    =========    =========    =========

Ratios Based    Total expenses, net of reimbursement              .80%*         .79%         .81%         .73%        .30%*
on Total                                                      =========    =========    =========    =========    =========
Average Net     Total expenses                                    .80%*         .79%         .81%         .75%        .71%*
Assets:***++++++                                              =========    =========    =========    =========    =========
                Total investment income--net                     5.09%*        5.14%        5.34%        4.83%       5.21%*
                                                              =========    =========    =========    =========    =========

Ratios Based    Dividends to Preferred Stock shareholders        1.92%*        3.59%        3.72%        3.20%       3.60%*
on Average                                                    =========    =========    =========    =========    =========
Net Assets
Of Preferred
Stock:

Supplemental    Net assets, net of Preferred Stock,
Data:           end of period (in thousands)                  $ 144,517    $ 148,618    $ 137,819    $ 156,745    $ 166,248
                                                              =========    =========    =========    =========    =========
                Preferred Stock outstanding, end
                of period (in thousands)                      $  87,000    $  87,000    $  87,000    $  87,000    $  87,000
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               18.53%       57.57%      129.35%       71.07%       64.62%
                                                              =========    =========    =========    =========    =========

Leverage:       Asset coverage per $1,000                     $   2,661    $   2,708    $   2,584    $   2,802    $   2,911
                                                              =========    =========    =========    =========    =========

Dividends Per   Series A--Investment income--net              $     242    $     908    $     967    $     807    $     325
Share On                                                      =========    =========    =========    =========    =========
Preferred       Series B--Investment income--net              $     241    $     890    $     893    $     789    $     340
Stock                                                         =========    =========    =========    =========    =========
Outstanding:+++++


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++Amount is less than $.01 per share.
++++++Includes Common and Preferred Stock average net assets.
+++Aggregate total investment return.
+++++The Fund's Preferred Stock was issued on March 19, 1998.

See Notes to Financial Statements.



MuniHoldings Fund II, Inc., January 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUH. The following is a summary of significant accounting policies followed by the Fund.


(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $79,862 increase in cost of securities (which in return results in a corresponding $79,862 decrease in net unrealized appreciation and a corresponding $79,862 increase in undistributed net investment income), based on securities held by the Fund as of July 31, 2001.

The effect of this change for the six months ended January 31, 2002 was to increase net investment income by $32,547, decrease net unrealized appreciation by $99,670 and increase net realized capital losses by $12,739. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the six months ended January 31, 2002, the Fund reimbursed FAM $8,242 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2002 were $44,328,787 and $41,865,642, respectively.

Net realized gains for the six months ended January 31, 2002 and net unrealized losses as of January 31, 2002 were as follows:


                                     Realized          Unrealized
                                      Gains              Losses

Long-term investments            $   1,087,807      $ (2,873,148)
                                 -------------      -------------
Total                            $   1,087,807      $ (2,873,148)
                                 =============      =============


As of January 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $2,873,148, of which $7,903,112 related to appreciated securities and $10,776,260 related to depreciated securities. The aggregate cost of investments at January 31, 2002 for Federal income tax purposes was $232,665,707.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended January
31, 2002 and the year ended July 31, 2001 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at January 31, 2002 were as follows: Series A, 1.40% and Series B, 1.00%.

Shares issued and outstanding during the six months ended January
31, 2002 and the year ended July 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended January 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $60,197 as commissions.


5. Capital Loss Carryforward:
At July 31, 2001, the Fund had a net capital loss carryforward of approximately $19,335,000, of which $7,227,000 expires in 2008 and $12,108,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On February 7, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.073000 per share, payable on February 27, 2002 to shareholders of record as of February 15, 2002.



MuniHoldings Fund II, Inc., January 31, 2002


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary



Vincent R. Giordano, Senior Vice President of MuniHoldings Fund II, Inc., has recently retired. The Fund's Board of Directors wishes
Mr. Giordano well in his retirement.



Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MUH